                                                                   EXHIBIT 99.01

11/00                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1


     Pursuant to the Amended and Restated Pooling and Servicing
Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First
USA Bank, National Association, as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as
Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the
"Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 15, 2000, and with respect to the performance of the Trust during the month of November, 2000 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between
First USA , as Seller and Servicer, and the Trustee (as amended and supplemented, the "Series Supplement".

     A)   Information Regarding Distributions to
          the Class A Certificateholders, per
          $1,000 original certificate principal amount.

          (1)  The total amount of the
          distribution to Class A
          Certificateholders, per $1,000
          original certificate principal amount                    $   0.0000000

11/00                                                                     Page 2

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                             $   0.0000000

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                             $   0.0000000


     B)   Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class A Investor
          Charge Offs                                              $   0.0000000

          (2)  The amount of Class A Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                         $   0.0000000

          (3)  The total amount reimbursed in
          respect of Class A Investor Charge Offs                  $   0.0000000

          (4)  The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                             $   0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such Distribution Date            $   0.0000000

     C)   Information Regarding Distributions to
          the Class B Certificateholders, per
          $1,000 original certificate principal amount.

11/00                                                                     Page 3

          (1)  The total amount of the
          distribution to Class B
          Certificatedholders, per $1,000
          original certificate principal amount                    $ 502.9041665

          (2)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                              $   2.9041665

          (3)  The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal on the Class B
          Certificates, per $1,000 original
          cerificate principal amount                              $ 500.0000000


     D)   Class B Investor Charge Offs and
          Reimbursement of Charge Offs

          (1)  The amount of Class B Investor
          Charge Offs                                              $   0.0000000

          (2)  The amount of Class B Investor
          Charge Offs set forth in paragraph 1
          above, per $1,000 original certificate
          principal amount                                         $   0.0000000

          (3)  The total amount reimbursed in
          respect of Class B Investor Charge Offs                  $   0.0000000

          (4)  The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                             $   0.0000000

          (5)  The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                                        $   0.0000000

11/00                                                                     Page 4



                                     First USA  BANK, National Association,
                                     as Servicer


                                     By   /s/ TRACIE KLEIN
                                        -----------------------------------
                                              Tracie H. Klein
                                              First Vice President